Exhibit 99.1 Schedule 1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of Great Ajax Operating Partnership LP (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on all of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for all specific scopes of review.

The mortgage loan review sample was broken down into the following review scopes:

▪	“Compliance Review”:	1,106 mortgage loans

▪	“Collection Comment Review”:	1,106 mortgage loans

▪	“Payment History Review”:	1,106 mortgage loans

▪	“Title Review”:	1,036 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of this Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not Applicable.

(6) Value of collateral securing the assets: review and methodology.

Not Applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

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AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,106 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

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c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);

▪	Final application (1003);

▪	Note;

▪	Appraisal;

▪	Sales contract;

▪	Title/Preliminary Title;

▪	Initial TIL;

▪	Final TIL;

▪	Final HUD-1;

▪	Initial and final GFE’s;

▪	Right of Rescission Disclosure;

▪	Mortgage/Deed of Trust;

▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;

▪	FACTA disclosures; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

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(8) Other: review and methodology.

Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Collection Comment Review: AMC performed a pre-acquisition review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population of 12-38 months.

SAFE ACT Review: For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

Title Review: As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client ordered and provided AMC with current owner’s title searches on the population of mortgage loans. Upon receipt and review of the current owner’s title search results, AMC verified whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

There were 1,106 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 1,037 (93.76%) of the mortgage loans had exceptions; however, only 74 (6.69%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above

COMPLIANCE RESULTS SUMMARY (1,106 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

DBRS NRSRO Grade	Loan Count	% of Loans
A	69	6.24%
B	963	87.07%
C	7	0.63%
D	67	6.06%
Total	1,106	100.00%

COMPLIANCE EXCEPTION SUMMARY (1,106 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

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The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception Type	DBRS Final Exception Rating	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	67
		Total Compliance Grade (D) Exceptions:	67
	C	State Defect	9
		Total Compliance Grade (C) Exceptions:	9
	B	TILA	1,094
		RESPA	591
		Missing Application Date	562
		FACTA	378
		Loan Package Documentation	236
		Missing, Incorrect, or Incomplete GFE	230
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	218
		Missing, Incorrect, or Incomplete Final TIL	163
		Missing Non-Required Data	113
		LTV Test	86
		Missing Required Data (other than HUD-1 or Note)	44
		Misc. State Level	41
		State Defect	27
		Missing Required Data	17
		GSE	16
		State Late Charge	14
		Missing, Incorrect, or Incomplete Initial TIL	7
		Final TIL Estimated	5
		TIL-MDIA	4
		Safe Act	4
		Legal / Regulatory / Compliance	1
		FHA	1
		Missing, Incorrect, or Incomplete Final or Initial 1003	1
		Federal HPML	1
		Total Compliance Grade (B) Exceptions:	3,854
Total Compliance Exceptions:			3,930

DATA INTEGRITY REVIEW RESULTS SUMMARY (1,106 Mortgage Loans)

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Some mortgage loans may have multiple data discrepancies.

The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

AMC Diligence, LLC (1,106 Mortgage Loans)

In total, data variances were found on 306 (27.67%) mortgage loans across 41 unique data fields in the sample.

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Label	Loan Count	% of Loans
Maturity Date	286	25.86%
Original LTV	247	22.33%
Next Payment Change Date	218	19.71%
Maximum Balance Amount	216	19.53%
Original P&I	193	17.45%
Interest Rate Initial Cap	191	17.27%
Interest Rate Life Cap	191	17.27%
Index Value	186	16.82%
First Payment Change Date	181	16.37%
Original Term	176	15.91%
Amortization Type	174	15.73%
Interest Rate Life Min	171	15.46%
Index Type	169	15.28%
Margin	169	15.28%
Rounding Factor	159	14.38%
Refi Purpose	157	14.20%
Zip	154	13.92%
Interest Rate Life Max	153	13.83%
Street	74	6.69%
Amortization Term	57	5.15%
LTV Valuation Value	49	4.43%
Original Interest Rate	45	4.07%
Occupancy	44	3.98%
Property Type	41	3.71%
Investor: Qualifying Total Debt Ratio	40	3.62%
Doc Type	37	3.35%
MERS Min Number	28	2.53%
Approx. Year Built	27	2.44%
Representative FICO	27	2.44%
Contract Sales Price	18	1.63%
Original Loan Amount	17	1.54%
First Payment Date	11	0.99%
Maximum Balance %	7	0.63%
Interest Only	6	0.54%
# of Units	4	0.36%
City	4	0.36%
PMI Company	3	0.27%
PMI Coverage %	2	0.18%
Note Date	1	0.09%
PMI MI Certificate Number	1	0.09%
Purpose	1	0.09%
Grand Total	3,935

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COLLECTION COMMENT REVIEW SUMMARY (1,106 Mortgage Loans)

Of the mortgage loans subject to the collection comment review, 1,020 mortgage loans (92.22%) triggered an EV1 or EV2 exception level, and 86 mortgage loans (7.78%) triggered an EV3. Of the loans subject to the collection comment review, a subset of 800 mortgage loans received a secondary review bringing the loans forward an additional 2 months from the original status date. Of the subset of loans, 11 mortgage loans previously triggering an EV3 were updated to reflect an EV1 exception level, 9 mortgage loans previously triggering an EV3 were updated to reflect an EV2 exception level, 123 mortgage loans previously triggering an EV2 were updated to reflect an EV1 exception level, 4 mortgage loans previously triggering an EV2 were updated to reflect an EV3 exception level, 96 mortgage loans previously triggering an EV1 were updated to reflect an EV2 exception level, and 6 mortgage loans previously triggering an EV1 were updated to reflect an EV3 exception level. No other exception level updates were made to the subset of loans.

Servicing Review Grade	Loan Count	% of Loans
1	512	46.29%
2	508	45.93%
3	86	7.78%
Total	1,106	100.00%

PAYMENT HISTORY REVIEW SUMMARY (1,106 Mortgage Loans)

Of the 1,106 mortgage loans subjected to the Payment History Review 1,090 (98.55%) mortgage loans had complete pay history strings and 16 (1.45%) mortgage loans had at least one month of data missing within the review period. Of the mortgage loans reviewed, 306 (27.67%) mortgage loans were reviewed with a cut-off date of December 31, 2018 and a 12 month look back period, and 800 (72.333%) mortgage loans were reviewed with a cut-off date of January 31, 2019 and a 38 month look back period. Of the mortgage loans reviewed, 3 (0.27%) mortgage loans did not show a delinquency within the look back period. The remaining 1,103 (99.73%) mortgage loans showed at least one delinquency within the look back period.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency, Full History	0	0.00%
No Delinquency, Missing Data	3	0.27%
Delinquency, Full History	1,090	98.55%
Delinquency, Missing Data	13	1.18%
Total	1,106	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	306	27.67%
Thirty-eight (38) Months	800	72.33%
Total	1,106	100.00%

TAX AND TITLE REVIEW SUMMARY (1,036 Mortgage Loans)

Upon receipt and review of the current owner’s title search results, SitusAMC verified whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

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ADDITIONAL SUMMARY (1,106 Mortgage Loans)

Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	659	59.58%
Adjustable	447	40.42%
Total	1,106	100.00%

Lien Position	Loan Count	% of Loans
1	1,105	99.91%
2	1	0.09%
Total	1,106	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	214	19.35%
Cash Out: Home Improvement/Renovation	7	0.63%
Cash Out: Other/Multi-purpose/Unknown Purpose	213	19.26%
Limited Cash-Out	1	0.09%
First Time Home Purchase	263	23.78%
Other-than-first-time Home Purchase	225	20.34%
Rate/Term Refinance - Borrower Initiated	150	13.56%
Construction to Permanent	15	1.36%
Unavailable	18	1.63%
Total	1,106	100.00%

Original Term	Loan Count	% of Loans
0-120 Months	5	0.45%
121-180 Months	15	1.36%
181-240 Months	20	1.81%
241-360 Months	972	87.88%
361+ Months	94	8.50%
Total	1,106	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	690	62.39%
Condo, Low Rise	60	5.42%
Condo, High Rise	4	0.36%
PUD	181	16.37%
Townhouse	2	0.18%
Single-wide Manufactured Housing	9	0.81%
1 Family Attached	10	0.90%
2 Family	43	3.89%
3 Family	11	0.99%
4 Family	2	0.18%
Land	7	0.63%
Unavailable	87	7.87%
Total	1,106	100.00%

Occupancy	Loan Count	% of Loans
Primary	1,022	92.41%
Investment	56	5.06%
Second Home	17	1.54%
Unknown	11	0.99%
Total	1,106	100.00%

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